EXHIBIT 10.5

MORTGAGE, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION AND PROCEEDS,
FINANCING STATEMENT AND FIXTURE FILING

FROM

RECOVERY ENERGY INC. (Taxpayer I.D. No. 74-3231613), AS DEBTOR

TO

HEXAGON INVESTMENTS, LLC, AS SECURED PARTY

Dated as of March 25, 2010

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

EXHIBIT “A” CONTAINS A LEGAL DESCRIPTION OF THE REAL ESTATE CONCERNED.  DEBTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE.  SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE COLLATERAL IS OR IS TO BECOME FIXTURES RELATED TO THE REAL ESTATE.

THIS INSTRUMENT IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER IN EACH COUNTY WHERE THE REAL ESTATE IS LOCATED.

THIS INSTRUMENT COVERS FIXTURES AND AS-EXTRACTED COLLATERAL.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT.  A POWER OF SALE MAY ALLOW SECURED PARTY TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION.

THIS INSTRUMENT WAS PREPARED BY

AND WHEN RECORDED AND/OR FILED

RETURN TO:

Deborah J. Thomas Holme Roberts & Owen LLP 1700 Lincoln, Suite 4100 Denver, Colorado 80203

MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF PRODUCTION AND PROCEEDS,

FINANCING STATEMENT

AND FIXTURE FILING

This Mortgage, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing (this “Instrument”), dated as of March 25, 2010, is from RECOVERY ENERGY, INC., a Nevada corporation (“Debtor”), with Organizational I.D. No. 74-3231613 and with an address of 1515 Wynkoop Street, Suite 200, Denver, Colorado 80202, to HEXAGON INVESTMENTS, LLC, a Colorado limited liability company (“Secured Party”), with an address of 730 17th Street, Suite 800, Denver, Colorado  80202.

COLLATERAL

All of the property described in paragraphs 1-8 below is herein collectively called the “Collateral”:

1. The entire estates or the undivided interests therein as described in Exhibit “A” in and to all of the mineral estates, surface estates, leasehold estates and other estates described in Exhibit “A” and in and to the mineral interests, royalty interests, working interests, operating rights interest, record title interests, overriding royalty interests, production payment interests, net profit interests and other interests described in Exhibit “A” and in and to the leases, licenses, subleases, sublicenses, easements, rights-of-way, farmouts, farmins, minerals agreements, unit agreements, cooperative development agreements, communitization agreements, unit operating agreements, pooling agreements, joint operating agreements and other documents and instruments described in Exhibit “A” and any other estates, property interests and rights described in Exhibit “A”, covering or relating to all or any part of the land described either in Exhibit “A” or in the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” (the “Land”; the term “Land” as used herein includes the land specifically described in Exhibit “A” and all land described in or covered by the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” whether or not such land is specifically described in Exhibit “A”), together with any and all other right, title and interest of Debtor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) (which right, title and interest of Debtor shall, for all purposes of this Instrument, be deemed to include any and all right, title and interest now owned or hereafter acquired by Debtor in any amendment, modification, supplement, restatement, extension, renewal or replacement of any of the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A”) in, to and under or that covers, affects or otherwise relates to the Land or the leases, licenses, subleases, sublicenses, easements, rights of way, agreements and other documents and instruments described in Exhibit “A” or to any of the estates, property, interests or rights described or referred to above or herein, including the following:

a. All of Debtor’s right, title and interest of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” or to any of the estates, property, interests or rights described or referred to above or herein, even though Debtor’s interest therein may be incorrectly described in, omitted from or not described in Exhibit “A”;

b. All of Debtor’s right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing and hereafter created oil, gas or mineral unitization, cooperative development, pooling, spacing or communitization agreements, declarations or orders, and in and to the lands and properties covered and the units created thereby (including units formed under orders, rules, regulations or other official acts of any federal, state, tribal, local or other authority having jurisdiction and so called “working interest units” created under operating and similar agreements or otherwise), that cover, affect or otherwise relate to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” or to any of the estates, property, interests or rights described or referred to above or herein;

c. All of Debtor’s right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange or processing agreements, transportation or gathering agreements, farmout or farmin agreements, disposal agreements, area of mutual interest agreements and other contracts or agreements that cover, affect or otherwise relate to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” or to any of the estates, property, interests or rights described or referred to above or herein or the operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons (as hereinafter defined) produced therefrom or allocated or attributed thereto, including those contracts and agreements listed in Exhibit “A” as the same may be amended or supplemented from time to time; and

d. All of Debtor’s right, title and interest of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under all presently existing or hereafter created easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights used, or held for use, in connection with the Land or any of the estates, property, interests or rights described or referred to above or herein, or the operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons produced therefrom or allocated or attributed thereto, including the easements and rights-of-way described in Exhibit “A” hereto as same may be amended or supplemented from time to time;

2. All of the oil, gas, drip gasoline, natural gasoline, natural gas liquids, condensate, distillate, casinghead gas and other solid, liquid or gaseous hydrocarbons and other associated or related substances of whatever kind or character and in whatever form or phase, including gases produced from coal-bearing formations and strata such as so-called “coal-bed gas” and “coal-bed methane” (collectively, “Hydrocarbons”) in, on, under or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein;

3. All wells, platforms, derricks, casing, tubing, tanks, tank batteries, treaters, separators, rods, pumps, pumping units, flow lines, water lines, transportation lines, gathering lines, gas lines, machinery, pipelines, power lines and other goods and equipment, and all of the personal property and fixtures, as defined under applicable state law, now or hereafter located in, on, under, affixed, allocated or attributed to or obtained or used in connection with any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein, or that are used or purchased for the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons;

4. All of the accounts, contract rights and general intangibles now or hereafter arising in connection with the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of Hydrocarbons produced from or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to or under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein and all other accounts, contract rights and general intangibles now or hereafter arising in connection with the estates, property, interests or rights described or referred to above or herein;

5. All of the severed and extracted Hydrocarbons, including “as-extracted collateral” (as defined in the applicable version of the Uniform Commercial Code in effect in each jurisdiction in which any of the Land is located) produced from or allocated or attributed to any of the estates, property, interests or rights described or referred to above or herein or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property, interests or rights described or referred to above or herein;

6. All renewals, extensions and restatements of, modifications, changes, amendments and supplements to, and substitutions for the estates, property, interests and rights described or referred to in paragraphs 1 through 5 above, and all additions and accessions thereto;

7. All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to the estates, property, interests and rights described or referred to in paragraphs 1 through 6 above; and

8. All of the proceeds and products of the estates, property, interests and rights described or referred to in paragraphs 1 through 7 above, including, condemnation awards and the proceeds of any and all insurance policies (including title insurance policies as well as other types of insurance policies) covering all or any part of said estates, property, interests or rights and, to the extent they may constitute proceeds, instruments, accounts, securities, general intangibles, contract rights and inventory.

GRANTING CLAUSES

In consideration of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Debtor, and the matters hereinafter set forth, Debtor hereby:

A. Real Property.  Grants, bargains, sells, mortgages, assigns, transfers and conveys to Secured Party with POWER OF SALE, that part of the Collateral that is real property (including any fixtures that are real property under applicable state law) subject to the assignment of severed and extracted Hydrocarbons and the proceeds thereof made under paragraph C below; TO HAVE AND TO HOLD all of the Collateral that is real property (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, for the security and benefit of Secured Party and its successors and assigns, subject to all of the terms, conditions, covenants and, agreements herein set forth;

B. Personal Property.  Grants to Secured Party a security interest in that part of the Collateral that is personal property (including any fixtures that are personal property under applicable state law); and

C. Assignment of Production.  Absolutely assigns to Secured Party all of the severed and extracted Hydrocarbons produced from or allocated or attributed to any of the Collateral or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property rights or other interests described or referred to above, together with all of the proceeds thereof.

ARTICLE I

Obligations

Section 1.1      Obligations Secured.  This Instrument is executed, acknowledged and delivered by Debtor to secure and enforce the following indebtedness, liabilities and obligations (the “Obligations”):

A. Note.  All indebtedness (including principal, interest, fees and penalties), liabilities and obligations under or pursuant to that certain Promissory Note, dated March 25, 2010, in the principal amount of $6,000,000, made by Debtor, and payable to the order of Secured Party on or before December 1, 2010, together with interest until maturity or default at the rate of 15% per annum (the “Standard Interest Rate”), and after maturity or default at the rate of 20% per annum (the “Default Rate”), and any renewals, extensions or restatements thereof, modifications, changes, amendments or supplements thereto and substitutions therefor (collectively, the “Note”):

B. Credit Agreement.  All indebtedness, liabilities and obligations of Debtor of whatever kind or character, now existing or hereafter created or arising under or pursuant to that certain Credit Agreement (the “Credit Agreement”), of even date herewith, as amended and as may be amended from time to time, between Debtor and Secured Party;

C. This Instrument.  All indebtedness, liabilities and obligations of Debtor to Secured Party of whatever kind or character, now existing or hereafter created or arising under or pursuant to this Instrument, including those arising under or pursuant to the representations, warranties, covenants and indemnities contained herein and any and all amounts advanced to protect the liens and security interests herein granted and all reasonable attorneys’ fees, court costs, and expenses of whatever kind or character now existing or hereafter created or arising, incident thereto or to the collection of the indebtedness, liabilities and obligations hereby secured and enforcement of the liens and security interests herein granted and created;

D. Other Obligations.  All other indebtedness, liabilities and obligations of Debtor to Secured Party of whatever kind or character now existing or hereafter created or arising, whether fixed, absolute or contingent, direct or indirect, primary or secondary, joint, several or joint and several, due or to become due, and however evidenced whether by note, open account, overdraft, endorsement, security agreement, guarantee or otherwise, it being contemplated that Debtor may hereafter become indebted to Secured Party in such further sum or sums; and

E. Renewals, Extensions and Amendments.  All indebtedness, liabilities and obligations of whatever kind or character, now existing or hereafter created or arising under or pursuant to all renewals, extensions and restatements of, modifications, changes, amendments and supplements to and substitutions for, all or any part of the foregoing.

Section 1.2      Future Advances.  Debtor and Secured Party agree and acknowledge that Secured Party may elect to make additional advances under the terms of the Note, the Credit Agreement or otherwise, and that any such future advances shall be subject to, and secured by, this Instrument.  Should the Obligations decrease or increase pursuant to the terms of the Note, the Credit Agreement or otherwise, at any time or from time to time, this Instrument shall retain its priority position of record until (a) the termination of the Credit Agreement, (b) the full, final and complete payment of all the Obligations, and (c) the full release and termination of the liens and security interests created by this Instrument. The aggregate unpaid principal amount of the Obligations outstanding at any particular time (after having given effect to all advances and all repayments made prior to such time) which is secured by this Instrument shall not aggregate in excess of $12,000,000.  Such amount does not in any way imply that Secured Party is obligated to make any future advances to Debtor at any time unless specifically so provided in the Credit Agreement.

ARTICLE II

Warranties, Representations, Covenants

and Indemnities

Section 2.1       Representations and Warranties.  Debtor warrants and represents as follows:

A. Power and Authority.  Debtor has the power and authority to mortgage, pledge and hypothecate the Collateral as provided herein.

B. Title. Unless otherwise indicated in Exhibit “A”, to the best of Debtor's knowledge the oil and gas leases and licenses described in Exhibit “A” cover all of the oil, gas and other Hydrocarbons in and under the Land. Debtor has good and defensible title to the Collateral; and Debtor has good and defensible title to the undivided interests in the leases, licenses, sublicenses, sublicensing, easements, rights-of-way, agreements and other documents and instruments as described in Exhibit “A” free and clear of all royalties and other burdens, charges, liens, security interests, encumbrances, agreements, contracts, assignments and other matters, except (1) landowner’s royalties and the overriding royalties and the agreements and contracts specifically described in Exhibit “A”, (2) the liens and security interests evidenced by this Instrument, (3) statutory liens for taxes which are not yet delinquent, (4) liens under operating agreements, pooling orders and unitization agreements, and mechanics' and materialmen's liens, with respect to obligations which are not yet due, and (5) other interests in favor of Secured Party. To the best of Debtor's knowledge the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” are valid and subsisting and are in full force and effect. To the best of Debtor's knowledge, all rents and royalties due and payable under the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” have been paid. All wells located on the Land have been drilled, operated and produced in conformity with all applicable laws and rules, regulations and orders of all regulatory authorities having jurisdiction, and are subject to no penalties on account of past production. To the best of Debtor's knowledge none of such wells are deviated from the vertical more than the maximum permitted by applicable laws, rules, regulations and orders. To the best of Debtor's knowledge such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the lands described in Exhibit “A”. Debtor warrants and will forever defend the title to the Collateral, subject to the aforesaid, against the claims of all persons claiming or to claim the same or any part thereof by, through or under the Debtor but not otherwise.

C. Working and Net Revenue Interests.

(1) With respect to each of the oil and gas leases and wells described in Exhibit “A”, Debtor’s share of development and operating costs with respect to the portion of the Land covered thereby as described in Exhibit “A”, without regard to pooling and unitization, is not greater than the “Working Interest” or “WI” specified in Exhibit “A”; and Debtor’s share of the gross production of all oil, gas and other Hydrocarbons produced, saved and marketed from said Land, without regard to pooling and unitization, is no less than the “Net Revenue Interest” or “NRI” specified in Exhibit “A”.

(2) With respect to each of the overriding royalty interests described in Exhibit “A”, Debtor’s share of the gross production of oil, gas and other Hydrocarbons produced, saved and marketed from the portion of the Land subject thereto as described in Exhibit “A”, is no less than the percentage specified in Exhibit “A”.

(3) With respect to each of the mineral interests described in Exhibit “A”, Debtor’s share of the oil, gas and other Hydrocarbons in and under and that may be produced, saved and marketed from the portion of the Land subject thereto as described in Exhibit “A” is no less than the stated percentage specified in Exhibit “A”.

(4) With respect to each of the royalty interests described in Exhibit “A”, Debtor’s share of the gross production of oil, gas and other Hydrocarbons produced, saved and marketed from the portion of the Land subject thereto as described in Exhibit “A” is no less than the percentage specified in Exhibit “A”.

(5) With respect to each of the units and pools described in Exhibit “A”, Debtor’s share of development and operating costs with respect to the portion of the Land covered thereby as described in Exhibit “A” or in the agreements creating such units and pools recorded as described in Exhibit “A” and the wells on said Land, is no greater than the “Working Interest” or “WI” specified in Exhibit “A”; and Debtor’s share of the gross production of oil, gas and other Hydrocarbons produced, saved and marketed from said Land and said wells is no less than the “Net Revenue Interest” or “NRI” specified in Exhibit “A”.

All such shares of development and operating costs and of gross production are not and will not be subject to change (other than changes that arise pursuant to nonconsent provisions of operating agreements described in Exhibit “A” in connection with operations hereafter proposed) except, and only to the extent that such changes are reflected in Exhibit “A”.

D. Operations of Oil and Gas Properties.  The Collateral (and all properties spaced, communitized, unitized or otherwise aggregated therewith) will be maintained, operated and developed in a good and workmanlike manner and in conformity in all material respects with all applicable laws, rules, regulations and orders of all federal, state, tribal and local governmental bodies, authorities and agencies and in conformity in all material respects with the provisions of all leases, subleases or other contracts and agreements comprising a part of the Collateral.  To the best of Debtor's knowledge none of the Collateral is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of an overproduction (whether or not the same was permissible at the time) prior to the date hereof.

E. Sale of Production.

(1) All proceeds from the sale of Debtor’s interests in Hydrocarbons from the Collateral are currently being paid in full to Debtor by the purchaser or remitter thereof on a timely basis and at prices and terms comparable to market prices and terms generally available at the time such prices and terms were negotiated for oil and gas production from producing areas situated near the Collateral, and none of such proceeds are currently being held in suspense by such purchaser or any other party.

(2) Neither Debtor, nor to the best of Debtor's knowledge its predecessors in title, have entered into or are subject to any agreement or arrangement (including “take or pay” or similar arrangements) nor to the best of Debtor's knowledge is the Collateral subject to any such agreement or arrangement, to deliver Hydrocarbons produced or to be produced from the Collateral at some future time without then or thereafter receiving full payment therefor.

(3) To the best of Debtor's knowledge none of the Collateral is or will become subject to any contractual or other arrangement whereby payment for production from such Collateral is to be deferred for a substantial period after the month in which such production is delivered (that is, in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days).

(4) Except for existing production sales contracts, processing agreements or transportation agreements, none of the Collateral is or will become subject to any contractual or other arrangement for the sale of crude oil that cannot be canceled on 180 days’ or less notice; and none of the Collateral is or will become subject to a gas sales contract that contains terms that are not customary in the industry.

(5) To the best of Debtor's knowledge none of the Collateral is subject at the present time to any regulatory refund obligation and, no facts exist that might cause the same to be imposed.

(6) None of the Collateral is subject to a gas balancing arrangement under which an imbalance exists with respect to which imbalance Debtor or the Collateral is in an overproduced status and is required to (i) permit one or more third parties to take a portion of the production attributable to such Collateral without payment (or without full payment) therefor or (ii) make payment in cash, in order to correct such imbalance.

F. Condition of Personal Property.  The inventory, equipment, fixtures and other tangible personal property and fixtures forming a part of the Collateral are in good repair and condition.  All of such Collateral is located on the Land.

G. Contracts and Agreements.  Except for contracts and agreements that do not have a material effect on the use, ownership, value or operation of the Collateral, to the best of Debtor's knowledge Exhibit “A” sets forth all operating agreements, equipment leases, production sales, purchase, exchange or processing agreements, transportation or gathering agreements, farmout or farmin agreements, disposal agreements, area of mutual interest agreements and other contracts and agreements that cover, effect or otherwise relate to the Land or the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in Exhibit “A” that relate to operations thereon, or the production, treatment, storage, gathering, transportation, handling, processing, manufacturing, sale or marketing of hydrocarbons produced therefrom or allocated or attributed thereto.

H. Consents and Preferential Rights to Purchase.  Except as specifically set forth in Exhibit “A”, to the best of Debtor's knowledge there are no preferential rights to purchase all or any portion of the Collateral and there are no rights of third parties to consent to the transfer of all or any portion of the Collateral.

I. Taxes.  To the best of Debtor's knowledge all ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of Hydrocarbons or the receipt of proceeds therefrom relating to the Collateral that have become due and payable have been properly and timely paid.

J. Federal State and Tribal Interests Leases.  Debtor is duly qualified to own, hold and operate leases, easements, rights-of-way, mineral agreements and other agreements covering, affecting or otherwise relating to federal, state and tribal lands (including leases, easements and rights-of-way issued by the Bureau of Land Management; leases, easements and rights-of-way issued by the Bureau of Indian Affairs; and leases, easements, rights-of-way, mineral agreements and other agreements with tribal governments or agencies or allottees).

K. Environmental Matters.

(1) To the best of Debtor's knowledge the Collateral is being, operated in compliance with all applicable Environmental Laws (as hereinafter defined); and no conditions exist on or with respect to the Collateral or, on any property adjoining the Collateral that would subject Debtor, Secured Party or the owner of any adjoining property to any damages (including actual, consequential, exemplary and punitive damages), penalties, injunctive relief or cleanup costs under any Environmental Laws (as hereinafter defined), or that require or are likely to require cleanup, removal, remedial action or other response by Debtor, Secured Party or the owner of any adjoining property pursuant to any Environmental Laws.  Debtor is not a party to any litigation or administrative proceeding, nor, to the best of Debtor’s knowledge, is any litigation, administrative proceeding or investigation threatened against Debtor or the Collateral, that asserts or alleges that Debtor or its predecessors in title to the Collateral violated or are violating Environmental Laws or that Debtor or such predecessors are required to clean up, remove or take remedial or other responsive action due to the use, storage, treatment, disposal, discharge, leaking or release of any Hazardous Substances or Solid Waste (as such terms are hereinafter defined).  Neither Debtor nor to the best of Debtor's knowledge such predecessors or any part of the Collateral is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and Debtor has not been named or listed as a potentially responsible party by any governmental or other entity in a matter arising under or relating to any Environmental Laws.  This representation shall continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions, and circumstances, if any, pertaining to the Collateral or to Debtor.

(2) Debtor undertook, at the time of acquisition of the Collateral, all appropriate inquiry into the previous ownership and uses of the Collateral consistent with good commercial and industry practice.  To the best of Debtor's knowledge no Hazardous Substances or Solid Waste have been disposed of or otherwise released on, to or from the Collateral, except in full compliance with all Environmental Laws.  The use which Debtor makes and intends to make of the Collateral will not result in the use or storage of any Hazardous Substances or Solid Waste on, in or in connection with the Collateral, or disposal from the Collateral, except in full compliance with all Environmental Laws, or result in any requirement that Debtor apply for or obtain a permit under RCRA (as hereinafter defined) or other Environmental Law for the treatment, storage or disposal of Hazardous Substances or Solid Waste.  To the best of Debtor's knowledge there are no regulated underground storage tanks located on or in the Collateral.

(3) As used herein, the term “Environmental Laws” shall mean any and all present and future laws (whether common or statutory), compacts, treaties, conventions or rules, regulations, codes, plans, requirements, criteria, standards, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated or entered thereunder by any federal, tribal, state or local governmental entity relating to public or employee health and safety, pollution or protection of the environment, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986 (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984, (“RCRA”), the Federal Safe Drinking Water Act, the Federal Water Pollution Control Act, the Oil Pollution Act of 1990, the Emergency Planning and Community Right-to-Know Act of 1986, the Clean Air Act and any and all other federal, state, tribal and local laws, rules, regulations and orders relating to reclamation of land, wetlands and waterways or relating to use, storage, emissions, discharge, cleanup, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or Solid Waste on or into the workplace or the environment (including ambient air, oceans, waterways, wetlands, surface water, ground water (tributary and nontributary), land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic, hazardous or similar substances, as all of the foregoing may be amended, supplemented and reauthorized from time to time.

(4) As used herein, the term “Hazardous Substances” shall mean any and all (a) “hazardous substances,” as defined by CERCLA; (b) “hazardous wastes,” as defined by RCRA; (c) any pollutant, contaminate or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any Environmental Law; (d) any radioactive material, including any source, special nuclear or by-product material as defined at 42 U.S.C. § 2011 et seq., as amended; and (e) asbestos in any form or condition.  As used herein, the term “release” shall have the meaning specified in CERCLA, and the terms “Solid Waste,” “disposal” or “disposed” shall have the meaning specified in RCRA.  In the event CERCLA, RCRA or any other applicable Environmental Law is amended so as to broaden the meaning of any terms defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and to the extent that the laws of any state in which the Collateral are located establish a meaning for “hazardous substance,” “release,” “solid waste,” “hazardous wastes,” or “disposal” that is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

L. Non-Foreign Person Status.  Debtor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), Sections 1445 and 7701; that is, Debtor is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder.

M. Structure.  Debtor’s name, identity, entity structure, organizational identification number and state of organization are correctly reflected in the preamble to this Instrument.

Section 2.2       Covenants.  Debtor covenants and agrees as follows:

A. Obligations.  Debtor shall pay when due and perform the Obligations in accordance with the terms thereof and hereof.

B. Recording and Filing.  Debtor shall (1) promptly and at Debtor’s own expense, file in such offices, at such times and as often as may be necessary, this Instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the first priority of the liens and security interests intended to be created hereby and the rights and remedies of Secured Party hereunder; (2) promptly furnish to Secured Party evidence satisfactory to Secured Party of all such filings; and (3) otherwise do all things necessary or expedient to be done effectively to create, perfect, maintain and preserve the priority of the liens and security interests intended to be created hereby as a first lien on real property and fixtures and a first priority security interest in personal property and fixtures.

C. Modifications and Dispositions.  Without the prior written consent of Secured Party, Debtor shall not (1) amend, modify or otherwise revise any lease, license or other agreement described in Exhibit “A”; (2) release, surrender, abandon or forfeit the Collateral or any part thereof; (3) sell, convey, assign, lease, sublease, alienate, mortgage or grant security interests in or otherwise dispose of or encumber the Collateral or any part thereof, except to the extent explicitly permitted by the Credit Agreement and except sales of severed Hydrocarbons in the ordinary course of Debtor’s business and for fair consideration, and except for the liens and security interests created by this Instrument and liens for taxes, assessments and governmental charges not delinquent; or (4) consent to, permit or authorize any such act by another party with respect to the Land, the Collateral or any part thereof.

D. Maintenance of Collateral.  Debtor shall, at Debtor’s own expense, (1) keep in full force and effect all of the leases, licenses and other agreements described in Exhibit “A” and all rights-of-way, easements and privileges necessary or appropriate for the proper operation of such leases, licenses and agreements, by the proper payment of all rentals, royalties and other sums due thereunder and the proper performance of all obligations and other acts required thereunder; (2) cause the Collateral to be properly maintained, developed and continuously operated for the production of Hydrocarbons and protected against drainage and damage in a good and workmanlike manner as a prudent operator would in accordance with good oil field practice and applicable federal, state, tribal and local laws, rules, regulations and orders; (3) pay or cause to be paid when due all expenses incurred in connection with such maintenance, development, operation and protection of the Collateral; (4) keep all goods, including equipment, inventory and fixtures included in the Collateral in good and effective repair, working order and operating condition and make all repairs, renewals, replacements, substitutions, additions and improvements thereto and thereof as are necessary and proper; (5) permit Secured Party, and its respective agents, employees, contractors, designees and consultants, to enter upon the Collateral for the purpose of investigating and inspecting the condition and operation of the Collateral, and do all things necessary or proper to enable Secured Party to exercise this right whenever Secured Party so desires; and (6) do all other things necessary to keep unimpaired Secured Party’s interests in the Collateral.

E. Notification of Breach.  Debtor shall promptly, and in no event later than 3 days after becoming aware, notify Secured Party (1) if any representation or warranty of Debtor contained in this Agreement is discovered to be or becomes untrue, or (2) Debtor fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Debtor will be unable to perform or comply with any covenant or agreement contained in this Agreement.  Debtor shall cause all the representations and warranties of Debtor contained in this Agreement to be true and correct in all material respects from time to time and all times.

F. Defense of Title.  If the title or interest of Debtor or Secured Party to the Collateral or any part thereof, or the lien or encumbrance created by this Instrument, or the rights or powers of Secured Party hereunder, shall be attacked, either directly or indirectly, or if any legal proceedings are commenced against Debtor or the Collateral, Debtor shall promptly give written notice thereof to Secured Party and, to the extent the same arises by, through or under Debtor, at Debtor’s own expense shall take all reasonable steps diligently to defend against any such attack or proceedings, employing attorneys acceptable to Secured Party.  Secured Party and may take such independent action in connection therewith as it may in its discretion deem advisable, and all costs and expenses, including attorneys’ fees and legal expenses, incurred by or on behalf of Secured Party in connection therewith, to the extent the same arises by, through or under Debtor, shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.

G. Environmental Matters.  (1) Debtor shall comply with all Environmental Laws and shall maintain and obtain all permits, licenses and approvals required under Environmental Laws.  Debtor shall not cause or permit the Collateral or Debtor to be in violation of, or do anything or permit anything to be done that will subject the Collateral, Debtor or Secured Party to any remedial obligations under any applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Collateral or otherwise.  Debtor shall promptly notify Secured Party in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any applicable Environmental Laws.  Debtor shall take all steps necessary to determine that no Hazardous Substances or Solid Waste have been used or stored on, in or in connection with the Collateral, or disposed of or otherwise released on, to or from the Collateral, except in full compliance with all Environmental Laws.  Debtor shall not cause or permit the use or storage of Hazardous Substances or Solid Waste on, in or in connection with the Collateral or disposal of Hazardous Substances or Solid Waste from the Collateral, except in full compliance with all Environmental Laws, or make any use of the Collateral that results in any requirement that Debtor apply for or obtain a permit under RCRA or other Environmental Law for the treatment, storage or disposal of Hazardous Substances or Solid Waste.  Debtor covenants and agrees to keep or cause the Collateral to be kept free of any Hazardous Substances or Solid Waste except in full compliance with all Environmental Laws, and, promptly upon the discovery that the presence of any such substance on the Collateral is not in full compliance, to remove the same (or if removal is prohibited by law, to take whatever action is required by law) at its sole expense.  Upon Secured Party’s reasonable request based upon the condition of or operations on the Collateral, at any time and from time to time, Debtor shall provide at Debtor’s sole expense inspections, tests and audits of the Collateral from an engineering or consulting firm approved by Secured Party indicating the presence or absence of Hazardous Substances or Solid Waste on, in or under the Collateral that are not in compliance with applicable Environmental Laws.  If Debtor fails to provide same after 20 days’ notice, Secured Party may order same, and Debtor grants to Secured Party and its respective employees, agents, contractors, designees and consultants access to the Collateral and a license (which is coupled with an interest and irrevocable) to perform inspections, tests and audits.  The cost of such inspections, tests and audits shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.  Nothing contained herein shall relieve Debtor from conducting its own inspections, tests and audits or taking any other steps necessary to comply with all Environmental Laws, nor shall anything contained herein be construed to imply or impose any duty on Secured Party concerning Debtor’s compliance or noncompliance therewith.  Secured Party’s rights under this paragraph are for the sole purpose of protecting Secured Party’s security for the repayment of the Obligations and shall not under any circumstances be construed as granting the right to participate or constitute participation in the management of the Collateral or the business conducted thereon.

H. Change in Debtor.  Debtor shall not cause or permit any change to be made in its name, identity, corporate structure or state of organization, unless Debtor shall have notified Secured Party of such change at least thirty days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral.  In any notice furnished pursuant to this Subsection 2.2H., Debtor shall expressly state that the notice is required by this Instrument and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party’s security interest in the Collateral.

I. Further Assurances.  Debtor shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, to Secured Party such other and further instruments and do such other acts as in the reasonable opinion of Secured Party may be necessary or desirable to effect the intent of this Instrument, promptly upon request of Secured Party and at Debtor’s expense.

Section 2.3       Costs, Expenses and Indemnities.  Debtor agrees to pay and indemnify Secured Party as follows:

A. Costs and Expenses.  Debtor shall indemnify Secured Party from and reimburse and pay Secured Party for all fees, costs and expenses (including attorneys’ fees, court costs and legal expenses and consultant’s and expert’s fees and expenses), incurred or expended by Secured Party in connection with (1) the breach by Debtor of any representation or warranty contained in this Instrument, the Credit Agreement, the Note or any other documents and instruments evidencing, securing or otherwise relating to the Obligations; (2) the failure by Debtor to perform any agreement, covenant, condition, indemnity or obligation contained in this Instrument, the Credit Agreement, the Note or any other documents and instruments evidencing, securing or otherwise relating to the Obligations; (3) Secured Party’s exercise of any of its rights and remedies under this Instrument, the Credit Agreement, the Note and the other documents and instruments evidencing, securing or otherwise relating to the Obligations; or (4) the protection of the Collateral and the liens thereon and security interests therein.  All such fees, costs and expenses shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.  The liabilities of Debtor as set forth in this Section 2.3A shall survive the termination of this Instrument.

B. Indemnity.  Debtor shall indemnify and hold harmless Secured Party and persons or entities owned or controlled by or affiliated with Secured Party and their respective directors, officers, shareholders, partners, employees, consultants and agents (herein individually, an “Indemnified Party,” and collectively, “Indemnified Parties”) from and against, and reimburse and pay Indemnified Parties with respect to, any and all claims, demands, liabilities, losses, damages (including actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including attorneys’ fees, court costs and legal expenses and consultant’s and expert’s fees and expenses), of any and every kind or character, known or unknown, fixed or contingent, that may be imposed upon, asserted against or incurred or paid by or on behalf of any Indemnified Party on account of, in connection with, or arising out of (1) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Collateral through any cause whatsoever, (2) any act performed or omitted to be performed hereunder or the breach of or failure to perform any warranty, representation, indemnity, covenant, agreement or condition contained in this Instrument, the Credit Agreement, the Note or any other documents and instruments evidencing, securing or relating to the Obligations, (3) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Collateral or with this Instrument, the Credit Agreement, the Note or any other documents and instruments evidencing, securing or relating to the Obligations, and (4) the violation of or failure to comply with any statute, law, rule, regulation or order, including Environmental Laws and statutes, laws, rules, regulations and orders relating to Hazardous Substances or Solid Waste.  Without limiting the generality of the foregoing, it is the intention of Debtor and Debtor agrees that the foregoing indemnities shall apply to each Indemnified Party with respect to claims, demands, liabilities, losses, damages (including actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including attorneys’ fees, court costs and legal expenses and consultant’s and expert’s fees and expenses) of any and every kind or character, known or unknown, fixed or contingent, that in whole or in part are caused by or arise out of the negligence of such Indemnified Party; however, such indemnities shall not apply to any Indemnified Party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such Indemnified Party.  The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Instrument, but shall survive the foreclosure of the liens and security interests created by this Instrument or conveyance in lieu of foreclosure and the repayment and performance of the Obligations and the discharge and release of the liens and security interest created by this Instrument and the other instruments and documents evidencing, securing or relating to the Obligations.  Any amount to be paid hereunder by Debtor to Secured Party or for which Debtor has indemnified an Indemnified Party shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.  The rights, powers and remedies herein conferred are cumulative, and not exclusive, of any and all other rights, powers and remedies existing at law or in equity (including rights, powers and remedies under Environmental Laws) or provided for in any other documents or instruments evidencing, securing or relating to the Obligations and nothing in this paragraph or elsewhere in this Instrument or in any other documents or instruments evidencing, securing or relating to the Obligations shall limit or impair any rights, powers or remedies of Secured Party under any Environmental Laws, including any rights of contribution or indemnification available thereunder. The liabilities of Debtor as set forth in this Section 2.3B shall survive the termination of this Instrument.

Section 2.4       Performance by Secured Party.  Debtor agrees that, if Debtor fails to perform any act which Debtor is required to perform hereunder, Secured Party may, but shall not be obligated to, perform or cause to be performed such act, and any expense so incurred by Secured Party in connection therewith shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument, and Secured Party shall be subrogated to all of the rights of the party receiving such payment.  Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement.  Such appointment is coupled with an interest and shall be irrevocable from the date hereof and so long as any part of the Obligations is outstanding.

ARTICLE III

Collection of Proceeds of Production

Section 3.1       Assignment of Proceeds.  Pursuant to paragraph C of the granting clause of this Instrument, Secured Party is absolutely assigned and entitled to receive all of the severed and extracted Hydrocarbons produced from or allocated or attributed to all of the Collateral, together with all of the proceeds thereof and payments in lieu thereof such as “take or pay” or similar payments.  Debtor acknowledges and agrees that said assignment is intended to be an absolute and unconditional assignment and not merely a pledge of or creation of a security interest in said Hydrocarbons and proceeds or an assignment as additional security upon demand and in the event of default.  Debtor shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, transfer orders or letters-in-lieu thereof directing all pipeline companies or other purchasers of Hydrocarbons to make payments directly to Secured Party.  All parties producing, purchasing, receiving or having in their possession any such Hydrocarbons or proceeds are hereby authorized and directed by Debtor to treat and regard Secured Party as the party entitled in Debtor’s place and stead to receive such Hydrocarbons and proceeds; and said parties shall be fully protected in so treating and regarding Secured Party and shall be under no obligation to see to the application by Secured Party of any such proceeds received by it.  For its convenience, Secured Party may, with respect to any or all such Hydrocarbons or proceeds, permit Debtor to receive such Hydrocarbons or proceeds until such time as Secured Party shall have made written demand therefor.  Such election by Secured Party shall not in any way waive the right of Secured Party to demand and receive such Hydrocarbons and proceeds thereafter allocated or attributed to the Collateral and shall not in any way diminish the absolute and unconditional right of Secured Party to receive all of such Hydrocarbons and proceeds and cash proceeds not theretofore expended or distributed by Debtor.  Any such Hydrocarbons or proceeds received by Debtor shall, when received, constitute trust funds in Debtor’s hands and shall be held by Debtor for the benefit of Secured Party.  Debtor hereby agrees that upon the first to occur of either (A) written demand of Secured Party, or (B) the occurrence of any event which constitutes an Event of Default (as hereinafter defined) or which upon the giving (or receiving) of notice or lapse of time, or both, would constitute such an Event of Default, all cash, proceeds, instruments and other property, of whatever kind or character, received by Debtor on account of the Collateral, whether received by Debtor in the exercise of its collection rights hereunder or otherwise, shall, in accordance with instructions then given by Secured Party, be remitted to Secured Party or deposited to an account designated by Secured Party, in the form received (properly assigned or endorsed to the order of Secured Party or for collection and in accordance with Secured Party’s instructions) not later than the first banking business day following the day of receipt, to be applied as provided in Section 3.2 hereof and, until so applied, may be held by Secured Party in a separate account on which Debtor may not draw.  Debtor agrees not to commingle any such property, following the receipt of any such demand from Secured Party or the occurrence of an Event of Default, with any of its other funds or property and agrees to hold the same upon an express trust for Secured Party until remitted to Secured Party.

Section 3.2       Application of Proceeds.  Secured Party shall apply all of the proceeds received pursuant to Section 3.1 hereof in satisfaction of the Obligations as provided below, unless otherwise agreed to by Secured Party and Debtor.  All such proceeds received and to be applied by Secured Party up to the close of business on the last day of each calendar month shall be applied by Secured Party on or before the fifth business day of the next succeeding calendar month as follows (with any balance remaining after such application to be paid to Debtor):

A. First, to the payment to Secured Party of all outstanding or unreimbursed fees, costs and expenses incurred by Secured Party pursuant hereto, and any part of the Obligations not evidenced by written instrument, including all charges and penalties, including interest thereon, due Secured Party;

B. Second, to the payment of all interest accrued on the Obligations; and

C. Third, to the payment or prepayment of the principal of the Obligations in any order the Secured Party may elect from time to time.

If any date of application specified above shall be a Saturday, Sunday or legal holiday, the proceeds to be applied by Secured Party pursuant to this Section 3.2 shall be applied on the business day next succeeding such date which is not a Saturday, Sunday or legal holiday, and the amount to be applied as described above shall be the amount accrued up to such date.  If the proceeds received by Secured Party pursuant to Section 3.1 during any month are not sufficient to make the minimum payments of principal of and interest on the Obligations required by the terms of the Credit Agreement or the Note, then Debtor on or before the due date shall make payment to Secured Party of an amount sufficient when added to such proceeds received to make the minimum required payments of principal and interest of the Obligations.

Section 3.3       Inclusion in Sale

.  Upon any sale of any of the Collateral pursuant to ARTICLE V hereof and expiration of any mandatory redemption periods, the Hydrocarbons thereafter produced from or attributed to the part of the Collateral so sold, and the proceeds thereof, shall be included in such sale and shall pass to the purchaser free and clear of the provisions of this ARTICLE III.

Section 3.4       No Liability in Secured Party.  Secured Party is hereby absolved from all liability for failure to enforce collection of any such proceeds and from all other responsibility in connection therewith, except the responsibility to account to Debtor for proceeds actually received.

Section 3.5       Indemnity.  Debtor shall indemnify Secured Party against all claims, actions, liabilities, judgments, costs, attorneys’ fees or other charges of every kind or nature (“Claims”) made against or incurred by Secured Party as a consequence of the assertion, either before or after the payment in full of the Obligations, that Secured Party received Hydrocarbons or proceeds pursuant to this ARTICLE III which were claimed by third persons.  Secured Party shall have the right to employ attorneys and to defend against any Claims, and unless furnished with reasonable indemnity, Secured Party shall have the right to pay or compromise and adjust all Claims.  Debtor shall indemnify and pay to Secured Party all such amounts as may be paid with respect thereto or as may be successfully adjudicated against Secured Party, and such amounts shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.  The liabilities of Debtor as set forth in this Section 3.5 shall survive the termination of this Instrument.

Section 3.6       Rights of Secured Party.  Secured Party shall have the immediate and continuing right to demand, collect, receive and receipt for all production, proceeds and payments assigned hereunder, and Secured Party is hereby appointed agent and attorney-in-fact of Debtor (which appointment is coupled with an interest and is irrevocable) for the purpose of executing any release, receipt, division order, transfer order, relinquishment or other instrument that Secured Party deems necessary in order for Secured Party to collect and receive such production, proceeds and payments.  In addition, Debtor agrees that, upon the request of Secured Party, it will promptly execute and deliver to Secured Party such transfer orders, payment orders, division orders and other instruments as Secured Party may deem necessary, convenient or appropriate in connection with the payment and delivery directly to Secured Party of all proceeds, production, and payments assigned hereunder.  Debtor hereby authorizes and directs that, upon the request of Secured Party, all pipeline companies, purchasers, transporters and other parties now or hereafter purchasing oil, gas or other mineral production produced from or allocated or attributed to the Collateral or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise), in, to or relating to the Land or to any of the estates, property, rights or other interests included in the Collateral, or any part thereof, or now or hereafter having in their possession or control any production from or allocated to the Collateral or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise), in, to or relating to the Land or to any of the estates, property, rights or other interests included in the Collateral, or any part thereof, or the proceeds therefrom, or now or hereafter otherwise owing monies to Debtor under contracts and agreements herein assigned, shall, until Secured Party directs otherwise, pay and deliver such proceeds, production or amounts directly to Secured Party at Secured Party’s address set forth in the introduction to this Instrument, or in such other manner as Secured Party may direct such parties in writing, and this authorization shall continue until the assignment of production and proceeds contained herein is released and reassigned.  Debtor agrees that all division orders, transfer orders, receipts and other instruments that Secured Party may from time to time execute and deliver for the purpose of collecting and receipting for such proceeds, production or payments may be relied upon in all respects, and that the same shall be binding upon Debtor and its successors and assigns.  No payor making payments to Secured Party at its request under the assignment of production and proceeds contained herein shall have any responsibility to see to the application of any of such funds, and any party paying or delivering proceeds, production or amounts to Secured Party under such assignments shall be released thereby from any and all liability to Debtor to the full extent and amount of all payments, production or proceeds so delivered.  Debtor agrees to indemnify and hold harmless any and all parties making payments to Secured Party, at the request of the Secured Party under the assignment of production and proceeds contained herein, against any and all liabilities, actions, claims, judgments, costs, charges and attorneys’ fees and legal expenses resulting from the delivery of such payments to Secured Party.  The indemnity agreement contained in the previous sentence is made for the direct benefit of and shall be enforceable by all such persons and shall survive the termination of this Instrument.  Should Secured Party bring suit against any third party for collection of any amounts or sums included within the assignment of production and proceeds contained herein (and Secured Party shall have the right to bring any such suit), it may sue either in its own name or in the name of Debtor, or both.

Section 3.7       Change of Connection.  Should any purchaser taking the production from the Collateral or any other interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise), in, to or relating to the Land or to any of the estates, property, rights or other interests included in the Collateral, or any part thereof, fail to make any payment promptly to Secured Party, in accordance with the assignment of production and proceeds herein made, then Secured Party, to the fullest extent permissible under applicable law, shall have the right to demand a change of connection and to designate another purchaser with whom a new connection may be made, without any liability on the part of Secured Party in making such selection; and failure of Debtor to consent to and promptly effect such change of connection shall constitute an Event of Default under ARTICLE V below.

Section 3.8       No Delegation or Assumption.  Nothing in this Instrument shall be deemed or construed to create a delegation to or assumption by Secured Party, of the duties and obligations of Debtor under any agreement or contract relating to the Collateral or any portion thereof, and all of the parties to any such contract shall continue to look to Debtor for performance of all covenants and other obligations and the satisfaction of all representations, warranties, covenants, indemnities and other agreements of Debtor thereunder, notwithstanding the assignment of production and proceeds contained herein or the exercise by Secured Party, prior to foreclosure, of any of its rights hereunder or under applicable law.

Section 3.9       Cumulative.  The assignment of production and proceeds contained herein shall not be construed to limit in any way the other rights and remedies of Secured Party hereunder, including its right to accelerate the indebtedness evidenced by the Obligations upon an Event of Default and the other rights and remedies herein conferred, conferred in the other documents and instruments evidencing, securing or relating to the Obligations, or conferred by operation of law.  Monies received under the assignment of production and proceeds contained herein shall not be deemed to have been applied in payment of the Obligations unless and until such monies actually are applied thereto by Secured Party.

ARTICLE IV

Termination and Release

Section 4.1       Release Upon Termination.  If all of the Obligations shall be paid in full and otherwise satisfied pursuant to the terms and conditions of this Instrument and the other documents and instruments evidencing, securing or relating to the Obligations, and if Secured Party has no further obligation to advance any amounts to Debtor, then all of the Collateral shall revert to Debtor, the liens and security interests created by this Instrument shall terminate and Secured Party shall, promptly after the request of Debtor or as otherwise required by applicable law, execute, acknowledge and deliver to Debtor a release or reconveyance of this Instrument and such other instruments as may be necessary to evidence the termination of the liens and security interests created by this Instrument.

Section 4.2       Partial Release.  No partial release or reconveyance from the liens and security interests created by this Instrument of any part of the Collateral by Secured Party shall in any way alter, vary or diminish the force or effect of this Instrument or impair, release or subordinate the liens and security interests created by this Instrument on the remainder of the Collateral.  Except as specifically provided in any such partial release or reconveyance (A) this Instrument and liens and security interests created hereby shall remain in full force and effect, (B) such partial release or reconveyance will not modify or affect the terms, conditions or provisions of this Instrument, and (C) nothing contained in any such partial release or reconveyance shall be deemed to be, or construed as, a waiver of any such terms, conditions or provisions or as a waiver of any other term, condition or provision.

Section 4.3       Execution.  All releases and reconveyances executed in connection with this Instrument shall be without warranty of any kind, express, implied or statutory.

Section 4.4       Costs, Expenses and Effect.  Debtor shall pay all legal fees and other fees, costs and expenses incurred by Secured Party for preparing and reviewing instruments of termination and release or reconveyance and the execution and delivery thereof and Secured Party may require payment of the same prior to delivery of such instruments.  The release and reconveyance of this Instrument and the termination of the liens and security interests created by this Instrument, shall not terminate or otherwise affect Secured Party’s right or ability to exercise any right, power or remedy relating to any claim for breach of warranty or representation, for failure to perform any covenant or other agreement, under any indemnity or for fraud, deceit or other misrepresentation or omission.

ARTICLE V

Default

Section 5.1       Events of Default.  The occurrence of any of the following events shall constitute an event of default (“Event of Default”) and upon the occurrence thereof the liens and security interests created hereby shall be subject to foreclosure in any manner provided for herein or provided for by applicable law:

A. Failure of Debtor to pay any fee or other amount due Secured Party under this Instrument within 10 days after the date that any such payment is due;

B. Failure of Debtor to perform or observe any covenant, agreement, indemnity, condition or provision in this Instrument and such failure shall continue for 30 days after the earlier to occur of (1) Debtor becoming aware of such failure, and (2) written notice of such failure has been given to Debtor;

C. Any of Debtor’s representations or warranties made in this Instrument or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect as of the date made or deemed made; or

D. An “Event of Default” as defined in the Credit Agreement  shall occur.

Section 5.2       Treatment of Fixtures.  If an Event of Default shall have occurred and be continuing, if deemed appropriate by Secured Party or if required by applicable law, Secured Party may elect to treat the fixtures included in the Collateral either as real property or as personal property, or both, and proceed to exercise such rights as apply to the type of property selected.

Section 5.3       Acceleration and Foreclosure.  If an Event of Default shall have occurred and be continuing, in addition to any other rights, powers and remedies herein conferred or conferred by operation of law, (a) Secured Party shall have all of the rights, powers and remedies of a creditor, secured party and mortgagee, (b) Secured Party may, without notice, demand or declaration of default, which are hereby waived by Debtor to the extent such waiver is not prohibited by applicable law, declare all indebtedness secured hereby due and payable, and (c) whether or not Secured Party exercises such option, it may, at its option and in its sole discretion, without any prior notice to or demand upon Debtor, proceed by one or more actions in equity or at law for the seizure and sale of the Collateral or any portion thereof, for the foreclosure or sale of the Collateral or any portion thereof by judicial foreclosure by appropriate proceedings in any court of competent jurisdiction, by the power of sale granted herein, or in any other manner then permitted by law, for the specific performance of any covenant or agreement of Debtor herein contained or in aid of the execution of any right, power or remedy herein granted, or for the enforcement of any other appropriate equitable or legal remedy and to recover judgment against Debtor.  In furtherance, and not in limitation, thereof:

A. Mortgage.  This Instrument shall constitute a mortgage under applicable law, and if an Event of Default shall have occurred and be continuing, may be foreclosed as to any of the Collateral by judicial action or in any manner then permitted by applicable law.

B. Election.  In the event a sale of the Collateral under the power of sale shall be commenced by Secured Party, Secured Party may at any time before the sale of the Collateral, elect to abandon the sale, and Secured Party may then institute a suit for the collection of the Obligations and for the foreclosure of this Instrument by judicial action.  It is agreed that if Secured Party should institute a suit for the foreclosure of this Instrument by judicial action, Secured Party may at any time before the entry of a final judgment, dismiss such suit, and then sell, or cause to be sold, the Collateral under the power of sale herein granted in accordance with the provisions of this Instrument.

C. Additional Actions.  This Instrument shall also constitute and may be enforced from time to time as an assignment, chattel mortgage, contract, mortgage, financing statement and security agreement, and from time to time as any one or more thereof as appropriate under applicable law.  Secured Party shall be entitled to all of the rights, remedies and benefits of a secured party, mortgagee and a beneficiary granted under applicable law; and, to the fullest extent of such law, shall be entitled to enforce such rights, remedies and benefits.  Debtor intends and hereby grants to Secured Party all rights, powers and remedies accorded a secured party, mortgagee and a beneficiary under applicable law whether or not such rights, powers and remedies are expressly granted or reserved herein.

D. Notice, Place and Manner of Sale.  Any sale of the Collateral under this ARTICLE V shall take place at such place or places and otherwise in such manner and upon such notice as may be required by law; or, in the absence of any such requirement, as Secured Party may deem appropriate.  Debtor expressly agrees that, except as may be required by applicable law, Secured Party may offer the Collateral as a whole or in such parcels or lots as Secured Party elects, regardless of the manner in which the Collateral may be described.

E. Postponement of Sale.  Any sale of the Collateral conducted under this ARTICLE V may be postponed from time to time as provided by applicable law; or, in the absence of any such provisions, Secured Party may postpone the sale of the Collateral or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.  Sale of a part of the Collateral will not exhaust the power of sale, and sales may be made from time to time until all Collateral is sold or the Obligations are paid in full.

F. Secured Party’s Right to Purchase.  Secured Party shall have the right to bid or to become the purchaser at any sale made pursuant to the provisions of this ARTICLE V, and shall have the right to credit upon the amount of the bid made therefor the amount payable to it out of the net proceeds of such sale.

G. Conveyance to Purchaser.  Any deed, bill of sale or other conveyance executed by or on behalf of Secured Party, the sheriff or other official or party responsible for conducting the sale shall be prima facie evidence of the compliance with all statutory requirements for the sale and execution of such deed, bill of sale or other conveyance and will conclusively establish the truth and accuracy of the recitals and other matters stated therein, including nonpayment or nonperformance of the Obligations, violation of the terms and covenants contained herein, and the advertisement and conduct of such sale in the manner provided herein or as provided by applicable law.  Debtor, to the extent not prohibited by applicable law, does hereby ratify and confirm all legal acts that Secured Party may do in carrying out the provisions of this Instrument.  Any sale of the Collateral or any portion thereof pursuant to the provisions of this ARTICLE V will operate to divest all right, title, interest, claim and demand of Debtor in and to the property sold and will be a perpetual bar against Debtor and shall, subject to applicable law, vest title in the purchaser free and clear of all liens, security interests and encumbrances, including liens, security interests and encumbrances junior or subordinate to the liens, security interests and encumbrances created by this Instrument.  Upon any sale of the Collateral or any portion thereof pursuant to the provisions of this ARTICLE V, the receipt by Secured Party, the sheriff or other official or party responsible for conducting the sale, shall be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof shall not, after paying such purchase money and receiving such receipt of Secured Party, the sheriff or such other official or party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication or nonapplication thereof.  Any purchaser at a sale will, subject to mandatory redemption periods, if any, receive immediate possession of the Collateral purchased, and Debtor agrees that if Debtor retains possession of the Collateral or any part thereof subsequent to such sale, Debtor will be considered a tenant at sufferance of the purchaser, and will, if Debtor remains in possession after demand to remove, be guilty of forcible detainer, and will be subject to eviction and removal, forcible or otherwise, with or without process of law and all damages to Debtor by reason thereof are hereby expressly waived by Debtor.

H. Federal Transfers.  Upon a sale conducted pursuant to this ARTICLE V of all or any portion of the Collateral consisting of interests (the “Federal Interests”) in leases, easements, rights-of-way, agreements or other documents and instruments covering, affecting or otherwise relating to federal lands (including leases, easements and rights-of-way issued by the Bureau of Land Management); Debtor agrees to take all action and execute all instruments necessary or advisable to transfer the Federal Interests to the purchaser at such sale, including to execute, acknowledge and deliver assignments of the Federal Interests on officially approved forms in sufficient counterparts to satisfy applicable statutory and regulatory requirements, to seek and request approval thereof and to take all other action necessary or advisable in connection therewith.  By separate instruments, Debtor has irrevocably appointed, and by this Instrument hereby irrevocably appoints, Secured Party as Debtor’s attorney-in-fact and proxy, with full power and authority in the place and steed of Debtor, in the name of Debtor or otherwise, to take any such action and to execute any such instruments on behalf of Debtor that Secured Party may deem necessary or advisable to so transfer the Federal Interests, including the power and authority to execute, acknowledge and deliver such assignments, to seek and request approval thereof and to take all other action deemed necessary or advisable by Secured Party in connection therewith; and Debtor hereby adopts, ratifies and confirms all such actions and instruments.  By separate instruments Debtor has also irrevocably appointed Secured Party as Debtor’s attorney-in-fact and proxy, with full power and authority in the place and steed of Debtor, in the name of Debtor or otherwise, to take any such action and to execute any such instruments on behalf of Debtor that Secured Party may deem necessary or advisable to so transfer the Federal Interests, including the power and authority to execute, acknowledge and deliver such assignments, to seek and request approval thereof and to take all other action deemed necessary or advisable by Secured Party in connection therewith; and by such separate instruments Debtor has adopted, ratified and confirmed all such actions and instruments.  Such powers of attorney and proxies are coupled with an interest, shall survive the dissolution, termination, reorganization or other incapacity of Debtor and shall be irrevocable.  No action taken by Secured Party shall constitute acknowledgment of, or assumption of liabilities relating to, the Federal Interests, and neither Debtor nor any other party may claim that Secured Party is bound, directly or indirectly, by any such action.

Section 5.4      Personal Property.  If an Event of Default shall have occurred and be continuing, in addition to all other rights, powers and remedies herein conferred or conferred by operation of law, Secured Party shall have all of the rights and remedies of an assignee and secured party granted by applicable law, including the applicable Uniform Commercial Code as then in effect, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to take possession of the personal property included in the Collateral and any proceeds thereof wherever located, and for that purpose Secured Party may enter upon any premises on which any or all of such personal property is located and take possession of and operate such personal property or remove the same therefrom.  Secured Party may require Debtor to assemble such personal property and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties.  The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by Secured Party of any of its remedies with respect to personal property:

A. If notice is required by applicable law, Debtor agrees that five days’ prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be deemed reasonable notice to Debtor.  No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.

B. If Secured Party in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of such property, Secured Party may sell such property privately or in any other manner deemed advisable by Secured Party at such price or prices as Secured Party determines in its sole discretion.  Debtor recognizes that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Secured Party may result in a lower sales price than if the sale were otherwise held.

Section 5.5       Possession.  If an Event of Default shall have occurred and be continuing, in addition to all other rights, powers and remedies herein conferred or conferred by operation of law, Secured Party shall, to the extent not prohibited by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the Collateral or any portion thereof, to exclude Debtor therefrom, to hold, use, operate, manage, enjoy and control such Collateral, to make all such repairs, replacements, alterations, additions and improvements to the same as Secured Party may deem proper or expedient, to sell all of the severed and extracted Hydrocarbons included in the same subject to the provisions of ARTICLE III hereof, to demand, collect and retain all other earnings, rents, issues, profits, proceeds and other sums due or to become due with respect to such Collateral accounting for and applying to the payment of the Obligations only the net earnings arising therefrom after charging against the receipts therefrom all fees, costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the Default Rate without any liability to Debtor in connection therewith.  Such possession shall at once be delivered to Secured Party upon request, and on refusal or failure to so deliver possession, the delivery of such possession may be enforced by Secured Party by any appropriate civil suit, proceeding or other action.

Section 5.6       Appointment of Receiver.  If an Event of Default shall have occurred and be continuing, in addition to all other rights, powers and remedies herein conferred or conferred by operation of law, Secured Party shall be entitled to the appointment of a receiver of the Collateral without the necessity of the posting of a bond or notice; and shall, to the extent not prohibited by applicable law, be entitled to such receiver as a matter of right, without regard to the solvency or insolvency of Debtor, the value or adequacy of the Collateral or the Collateral being in danger of being materially injured or reduced in value as security by removal, destruction, deterioration, accumulation of prior liens or otherwise; and such receiver may be appointed by any court of competent jurisdiction upon ex parte application, and without notice, notice being expressly waived by Debtor to the extent such waiver is not prohibited by applicable law.  Debtor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Secured Party, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under this ARTICLE V.  Nothing herein is to be construed to deprive Secured Party of any other right, remedy or privilege it may now or hereafter have under law to have a receiver appointed.  Any money advanced by Secured Party in connection with any such receivership shall be a demand obligation owing by Debtor to Secured Party and shall bear interest, from the date of making such advancement until paid, at the Default Rate.  Any such receiver shall have all powers conferred by the court appointing such receiver, which powers shall, to the extent not prohibited by applicable law include, the right to enter upon and take immediate possession of the Collateral or any part thereof, to exclude Debtor therefrom, to hold, use, operate, manage and control such Collateral, to make all such repairs, replacements, alterations, additions and improvements to the same as such receiver or Secured Party may deem proper or expedient, to lease, sell or otherwise transfer the Collateral or any portion thereof as such receiver or Secured Party may deem proper or expedient, to sell all of the Hydrocarbons included in the same subject to the provisions of ARTICLE III hereof, to demand and collect all of the other earnings, rents, issues, profits, proceeds and other sums due or to become due with respect to such Collateral, accounting for only the net earnings arising therefrom after charging against the receipts therefrom all fees, costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the Default Rate without any liability to Debtor in connection therewith which net earnings shall be turned over by such receiver to Secured Party to be applied by Secured Party to the payment of the Obligations in the order set forth in Section 5.10.

Section 5.7       Waiver by Debtor.  To the extent not prohibited by applicable law, Debtor agrees that Debtor shall not at any time have, invoke, utilize or assert any right under any laws pertaining to the marshaling of assets or liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement, moratorium, valuation, stay, extension or redemption now or hereafter in force, and Debtor hereby waives the benefit of all such laws to the fullest extent not prohibited by applicable law.

Section 5.8       Remedies Cumulative.  All rights, powers and remedies herein conferred are cumulative, and not exclusive, of (a) any and all other rights and remedies herein conferred, (b) any and all rights, powers and remedies existing at law or in equity, and (c) any and all other rights, powers and remedies provided for in any other documents or instruments evidencing, securing or relating to the Obligations, and Secured Party shall, in addition to the rights, powers and remedies herein conferred, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist at law or in equity for the collection of and enforcement of the Obligations and the enforcement of the warranties, representations, covenants, indemnities and other agreements contained in this Instrument and the other documents and instruments evidencing, securing or relating to the Obligations and the foreclosure of the liens and security interests created by this Instrument.  Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Secured Party and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.  No delay or omission by Secured Party, the sheriff or other official or person in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

Section 5.9      Costs and Expenses.  All fees, costs and expenses (including reasonable attorneys’ fees and legal expenses, court costs, filing fees, and mortgage, transfer, stamp and other excise taxes, inspection fees, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication, notice and advertising costs, postage, photocopies, telephone charges and costs of procuring all abstracts of title, title searches and examinations, title opinions, title insurance policies and similar title data and assurances as Secured Party may deem appropriate either to prosecute such suit or to evidence to bidders at the sales that may be had pursuant to such proceeding the condition of the title to or the value of the Collateral, sheriff’s fees and expenses, receiver’s fees and expenses, and fees and expenses of agents of Secured Party, costs and expenses of defending, protecting and maintaining the Collateral and Secured Party’s interest therein including repair and maintenance costs and expenses and costs and expenses of protecting and securing the Collateral including insurance costs and all other fees, costs and expenses provided for or authorized by applicable law), incurred by or on behalf of Secured Party in protecting and enforcing its rights hereunder or incident to the enforcement of this Instrument and the liens and security interests created hereby, shall be a demand obligation owing by Debtor to Secured Party and shall bear interest at the Default Rate until paid, and shall constitute a part of the Obligations and be indebtedness secured and evidenced by this Instrument.

Section 5.10     Application of Proceeds.  The proceeds of any sale of the Collateral or any part thereof made pursuant to this ARTICLE V shall be applied as may be required by applicable law, or, in the absence of any such requirements, as follows:

A. First, to the payment of all fees, costs and expenses referred to in Section 6.1(k) of the Credit Agreement and incident to the enforcement of this Instrument and the liens and security interests created hereby, including the fees, costs and expenses described in Section 5.9 hereof;

B. Second, to the payment of accrued interest remaining unpaid on the Note;

C. Third, to the payment or prepayment of principal remaining unpaid on the Note in such order as Secured Party may elect;

D. Fourth, to the payment or prepayment of the Obligations other than the Obligations evidenced by the Note in such order as Secured Party may elect; and

E. Fifth, the remainder, if any, shall be paid to Debtor or such other person or persons as may be legally entitled thereto.

Section 5.11    Waiver of Statute of Limitations.  Debtor hereby waives the right to assert any statute of limitations as a defense to the Obligations (including the indebtedness, liabilities and obligations under and pursuant to this Instrument, the Note, the Credit Agreement  and any other instrument evidencing, securing or otherwise relating to the Obligations), to the fullest extent not prohibited by applicable law.

Section 5.12     Limitation on Rights and Waivers.  All rights, powers and remedies herein conferred shall be exercisable by Secured Party only to the extent not prohibited by applicable law; and all waivers and relinquishments of rights and similar matters shall only be effective to the extent such waivers or relinquishments are not prohibited by applicable law.

ARTICLE VI

Miscellaneous Provisions

Section 6.1       Waiver.  Any and all covenants of Debtor in this Instrument may from time to time, be waived by Secured Party by an instrument in writing signed by Secured Party to such extent and in such manner as Secured Party may desire, but no such waiver will ever affect or impair Secured Party’s rights hereunder, except to the extent specifically stated in such written instrument.  All changes to, amendments and modifications of this Instrument must be in writing and signed by Secured Party.

Section 6.2       Severability.  If any provision of this Instrument or of any of the instruments and documents evidencing, securing or relating to the Obligations is invalid or unenforceable in any jurisdiction, such provision shall be fully severable from this Instrument and the other provisions hereof and of said instruments and documents shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Secured Party in order to carry out the provisions and intent hereof.  The invalidity of any provision of this Instrument in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

Section 6.3       Subrogation.  This Instrument is made with full substitution and subrogation of Secured Party in and to all covenants and warranties by others heretofore given or made with respect to the Collateral or any part thereof.

Section 6.4       Financing Statement.  This Instrument shall be deemed to be and may be enforced from time to time as an assignment, contract, deed of trust, mortgage, financing statement, real estate mortgage or security agreement, and from time to time as any one or more thereof is appropriate under applicable state law.  Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Debtor at any time after the execution of this Instrument, and hereby ratifies any thereof filed prior to the execution of this Instrument.

Section 6.5       Rate of Interest.  Except as otherwise provided in the Credit Agreement, all interest required hereunder and under the Obligations shall be calculated on the basis of a year of 360 days.

Section 6.6       Recording.  All recording references in the Exhibits hereto are to the official real property records of the county in which the affected Land is located and in which records such documents are or in the past have been customarily recorded, whether deed records, oil and gas records, oil and gas lease records or other records.  The references in this Instrument and in the Exhibits hereto to liens, encumbrances and other burdens are for the purposes of defining the nature and extent of Debtor’s warranties and shall not be deemed to ratify, recognize or create any rights in third parties.

Section 6.7       Execution in Counterparts.  This Instrument may be executed in one or more original counterparts.  To facilitate filing and recording, there may be omitted from any counterpart the parts of Exhibit “A” containing specific descriptions of the Collateral that relate to land located in counties other than the county in which the particular counterpart is to be filed or recorded.  Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

Section 6.8        Notices.  All notices given hereunder shall be in writing, shall be given by certified mail, return receipt requested, overnight courier service, telecopy, facsimile or copy delivered by hand, and, (A) if mailed, shall be deemed received three business days after having been deposited in a receptacle for United States mail, postage prepaid; (B) if delivered by overnight air courier service, shall be deemed received one business day after having been deposited with such overnight air courier service, postage prepaid; and (C) if delivered by telecopy or hand delivery, shall be deemed received on the day the notice is sent if the sender thereof exercises reasonable efforts to confirm receipt thereof, in each case addressed as follows:

To Debtor:

Recovery Energy, Inc.
1515 Wynkoop Street, Suite 200
Denver, Colorado  80202
Attn:   Jeffrey A. Beunier, Chief Executive Officer
Facsimile No.  (888) 887-4449

To Secured Party:

Hexagon Investments, LLC
730 17th Street, Suite 800
Denver, Colorado  80202
Attn:    Brian Fleischmann
          Facsimile No.  (303) 571-1221

Any party may, by written notice so delivered to the others, change the address or facsimile number to which delivery shall thereafter be made.

Section 6.9       Binding Effect.  This Instrument shall bind and inure to the benefit of the respective successors and assigns of Debtor and Secured Party.  Notwithstanding any other provision of this Instrument, if any right, interest or estate in property granted by this Instrument or pursuant hereto does not vest upon the date hereof, such right, interest or estate shall vest, if at all, within 21 years less 1 day after the death of the last surviving descendant of Joseph P. Kennedy, father of John F. Kennedy, former President of the United States of America, who is living on the date of the execution of this Instrument by Debtor or the effective date hereof, whichever is earlier.

Section 6.10     References. All references in this Instrument to Exhibits, Articles, Sections, Subsections, paragraphs, subparagraphs and other subdivisions refer to the Exhibits, Articles, Sections, Subsections, paragraphs, subparagraphs and other subdivisions of this Instrument unless expressly provided otherwise. Titles and headings appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Instrument. The words “this Instrument,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Instrument as a whole and not to any particular subdivision unless expressly so limited. The phrases “this Section,” “this Subsection” “this paragraph,” “this subparagraph” and similar phrases refer only to the Sections, Subsections, paragraphs or subparagraphs hereof in which the phrase occurs. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement. The word “or” is not exclusive, and the word “including” (and its derivatives) shall mean “including, without limitation.” All references to days are to calendar days unless otherwise specifically stated. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender. Words in the singular form shall be construed to include the plural and words in the plural form shall be construed to include the singular, unless the context otherwise requires.

Section 6.11     Filing.  Some of the above described goods are or are to become fixtures on the Land described in Exhibit “A”.  This Instrument is to be filed for record in, among other places, the real estate records of each county identified in Exhibit “A”.  Debtor is the owner of an interest of record in the real estate concerned.

Section 6.12 WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. DEBTOR HEREBY: (A) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INSTRUMENT, THE NOTE, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENTS AND INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR ANY TRANSACTION PROVIDED FOR THEREIN OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS INSTRUMENT, THE NOTE, THE CREDIT AGREEMENT AND ANY OTHER DOCUMENTS AND INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS AND THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

Section 6.13 USURY SAVINGS. IT IS THE INTENTION OF THE PARTIES HERETO TO COMPLY WITH ALL APPLICABLE USURY LAWS; ACCORDINGLY, IT IS AGREED THAT NOTWITHSTANDING ANY PROVISIONS TO THE CONTRARY IN THIS INSTRUMENT, THE NOTE, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR OTHERWISE RELATING TO THE OBLIGATIONS, IN NO EVENT SHALL SUCH DOCUMENTS OR INSTRUMENTS REQUIRE THE PAYMENT OR PERMIT THE COLLECTION OF INTEREST (WHICH TERM, FOR PURPOSES HEREOF, SHALL INCLUDE ANY AMOUNT WHICH, UNDER APPLICABLE LAW, IS DEEMED TO BE INTEREST, WHETHER OR NOT SUCH AMOUNT IS CHARACTERIZED BY THE PARTIES AS INTEREST) IN EXCESS OF THE MAXIMUM AMOUNT PERMITTED BY SUCH LAWS. IF ANY EXCESS INTEREST IS UNINTENTIONALLY CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE NOTE OR UNDER THE TERMS OF THIS INSTRUMENT, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS, OR IN THE EVENT THE MATURITY OF THE INDEBTEDNESS EVIDENCED BY THE NOTE IS ACCELERATED IN WHOLE OR IN PART, OR IN THE EVENT THAT ALL OR PART OF THE PRINCIPAL OR INTEREST OF THE NOTE SHALL BE PREPAID, SO THAT THE AMOUNT OF INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE AMOUNT OF INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE NOTE OR UNDER THIS INSTRUMENT, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS, ON THE AMOUNT OF PRINCIPAL ACTUALLY OUTSTANDING FROM TIME TO TIME UNDER THE NOTE SHALL EXCEED THE MAXIMUM AMOUNT OF INTEREST PERMITTED BY THE APPLICABLE USURY LAWS, THEN IN ANY SUCH EVENT (A) THE PROVISIONS OF THIS SECTION SHALL GOVERN AND CONTROL, (B) NEITHER DEBTOR NOR ANY OTHER PERSON OR ENTITY NOW OR HEREAFTER

LIABLE FOR THE PAYMENT THEREOF, SHALL BE OBLIGATED TO PAY THE AMOUNT OF SUCH INTEREST TO THE EXTENT THAT IT IS IN EXCESS OF THE MAXIMUM AMOUNT OF INTEREST PERMITTED BY SUCH APPLICABLE USURY LAWS, (C) ANY SUCH EXCESS WHICH MAY HAVE BEEN COLLECTED SHALL BE EITHER APPLIED AS A CREDIT AGAINST THE THEN UNPAID PRINCIPAL AMOUNT THEREOF OR REFUNDED TO DEBTOR AT SECURED PARTY’S OPTION, AND (D) THE EFFECTIVE RATE OF INTEREST SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM LAWFUL RATE OF INTEREST ALLOWED UNDER THE APPLICABLE USURY LAWS AS NOW OR HEREAFTER CONSTRUED BY THE COURTS HAVING JURISDICTION THEREOF. IT IS FURTHER AGREED THAT WITHOUT LIMITATION OF THE FOREGOING, ALL CALCULATIONS OF THE RATE OF INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THE NOTE OR UNDER THIS INSTRUMENT, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENTS EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS WHICH ARE MADE FOR THE PURPOSE OF DETERMINING WHETHER SUCH RATE EXCEEDS THE MAXIMUM LAWFUL RATE OF INTEREST, SHALL BE MADE, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAWS, BY AMORTIZING, PRORATING, ALLOCATING AND SPREADING IN EQUAL PARTS DURING THE PERIOD OF THE FULL STATED TERM OF THE OBLIGATIONS EVIDENCED THEREBY, ALL INTEREST AT ANY TIME CONTRACTED FOR, CHARGED OR RECEIVED FROM DEBTOR OR OTHERWISE BY SECURED PARTY IN CONNECTION WITH THE OBLIGATIONS.

Section 6.14     GOVERNING LAW.  THIS INSTRUMENT AND ALL MATTERS ARISING UNDER OR GROWING OUT HEREOF SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF WYOMING, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS, AND THE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

Executed as of the date first above written.

DEBTOR:

ATTEST: (SEAL)		RECOVERY ENERGY, INC., a Nevada corporation

By:	/s/ Roger A. Parker	By:	/s/ Jeffrey A. Beunier
Name:	Roger A. Parker	Name:	Jeffrey A. Beunier
Title:	Chairman	Title:	Chief Executive Officer
(CORPORATE SEAL)		Tax I.D. No. 74-3231613

ACKNOWLEDGEMENT CERTIFICATE

STATE OF COLORADO	)
	)	ss.
CITY AND COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me this 25th day of March, 2010, by Jeffrey A. Beunier, President of RECOVERY ENERGY, INC., a Nevada corporation.

Witness my hand and official seal.

/s/ Ruth L. Elder
Notary Public
	Name:	Ruth L. Elder
	Address:	1515 Wynkoop Street, Suite 200 Denver, CO 80202

My commission expires:	4/30/13

(NOTARIAL SEAL)

PREAMBLE TO

EXHIBIT “A”

Attached to and made a part of that certain
Mortgage,
Security Agreement, Assignment of Production and Proceeds,
Financing Statement and Fixture Filing,
dated as of March 25, 2010 (the “Mortgage”),
from Recovery Energy, Inc., as Debtor,
and to and for the benefit of Hexagon Investments, LLC,
as Secured Party

9.
The Mortgage covers all right, title and interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents, and instruments described in this Exhibit “A” and in and to the land specifically described in this Exhibit “A” and the land described in or covered by the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in this Exhibit “A” whether or not such land is specifically described in this Exhibit “A”.

i

EXHIBIT “A”
Description of the Land and Collateral

Laramie County, Wyoming

ALBIN AREA PROSPECT LANDS AND LEASE
Township 17 North, Range 60 West, Laramie County, Wyoming
Section   3:  ALL
Section   4:  N/2NE/4, W/2, S/2SE/4
Section   9:  All
Section 10:  S/2
Section 11:  All
Section 14:  All
Section 15:  E/2
Section 15:  NW/4
Section 22:  NE/4
Section 23:  N/2

Township 18 North, Range 60 West, Laramie County, Wyoming
Section 28:  W/2NE/4, E/2W/2, SW/4NW/4, W/2SW/4, SE/4
Section 29:  All East of Railroad ROW
Section 32:  N/2NE East of Railroad ROW

Township 14 North, Range 60 West, Laramie County, Wyoming
Section   4:  ALL
Section   5:  E/2SW/4
Section   8:  All
Section 17:  W/2
Section 18:  NE/4, SE/4, E/2SW/4
Section 19:  E/2, SW/4

Lessor:	Anadarko E&P Company, LP and Anadarko Land Corp
Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 3, 2008
Recorded:	Book 2063, Page 422, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 3: Lots 1 (39.78), 2 (39.74), 3 (39.70), 4 (39.67), S/2N/2, S/2
Section 9: All
Section 11: Lots 1 (09.71), 2 (09.69), 3 (09.67), 4 (09.65)
Section 15: NW/4
Section 23: Lots 1 (09.19), 2 (09.17)
from the surface of the earth to a depth of 8,500 feet

Lessor:	State of Wyoming 08-000383
Lessee:	Bear Oil and Gas, Inc.
Dated:	October 2, 2008
Recorded:	State Records Only, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 1 and 2

Exhibit "A" -1

Lessor:	Jean C. Branigan and David C. Branigan, wife and husband
Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 17, 2008
Recorded:	Book 2067, Page 86, Laramie County, WY
RATIFICATION AND REVIVOR OF OIL AND GAS LEASE
Recorded:	Book 2131, Page 718, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 3 and 4 (a/d/a N/2NW/4), S/2NW/4, SW/4, S/2SE/4

Lessor:	Mickey L. Branigan, a single man
Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 17, 2008
Recorded:	Book 2067, Page 89, Laramie County, WY
RATIFICATION AND REVIVOR OF OIL AND GAS LEASE
Recorded:	Book 2131, Page 719, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 3 and 4 (a/d/a N/2NW/4), S/2NW/4, SW/4, S/2SE/4

Lessor:
John C. McLaughlin, Individually and as Trustee of the John C. McLaughlin Living  Trust dated September 8, 2000 and LeAnn M. McLaughlin, Individually and as Trustee of the LeAnn M. McLaughlin Living Trust dated September 8, 2000

Lessee:	Edward Mike Davis, L.L.C.
Dated:	June 17, 2008
Recorded:	Book 2067, Page 83, Laramie County, WY
RATIFICATION AND REVIVOR OF OIL AND GAS LEASE
Recorded:	Book 2131, Page 720, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 4: Lots 3 and 4 (a/d/a N/2NW/4), S/2NW/4, SW/4, S/2SE/4

Lessor:	William L. Hogerson and Connie J. Holgerson, husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	February 19, 2008
Recorded:	Book 2054, Page 867, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North. Range 60 West
Section 10: S/2

Exhibit "A" -2

Lessor:	Palm-Egle Land Company, Inc., a Wyoming corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	January 3, 2008
Recorded:	Book 2054, Page 873, Laramie County, WY
Correction of Description of Oil and Gas Leasse
Recorded:	Book 2132, Page 1348, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 17 North, Range 60 West
Section 14: Lots 1, 2, 3, 4 (ALL)
Section 15: E/2
Section 22: NE/4

Lessor:	Robert G. Adcock, Trustee of the Robert G. Adcock Revocable Trust dated August 17, 2000 and Delight M. Adcock, Trustee of the Delight M. Adcock Revocable Trust dated August 17, 2000
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 8, 2008
Recorded:	Book 2071, Page 386, Laramie County, WY
Correction of Description of Oil and Gas Leasse
Recorded:	Book 2135, Page 682, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North, Range 60 West
Section 28: S/2SE/4SE/4, Pt. SW/4 - Described and Bounded as follows:

Beginning at a point on the south line of said SW1/4, 1726.00' N 89"21'56" E of the SW corner of said SW1/4; thence N 0"10'12" W for  683.30' to a point; thence N 39"49'49" E for 660.00' to a point; thence S 0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Lessor:	Richard A. Person and Louise E. Person, husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 6, 2008
Recorded:	Book OG 131, Page 339, Banner County, NE
Correction of Description and Amendment of Oil and Gas Lease
Recorded:	Book 2135, Page 699, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North, Range 60 West
Section 28: W/2SW/4, SW/4NW/4
Section 29: All those portions of the S/2NE, W/2, SE/4 all lying East of the ROW of the UPRR as described in Book 285, Pages 19-21
Section 32: All those portions of the N/2NE lying East of the ROW of the UPRR as described in Book 285, Pages 19-21

Exhibit "A" -3

Lessor:	Darlene M. Bowman Living Trust u/w Dated 07/28/2005, Darlene M. Bowman individually and as Trustee, and Dale A. Bowman Living Trust u/w Dated 07/28/2008, Dale A Bowman individually and as Trustee
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 22, 2010
Recorded:	Book 2136, Page 1323, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Lessor:	Debra Kay Dorigatti, f/k/a Debra Kay Smith, f/k/a Debra Kay Willoughby
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 19, 2010
Recorded:	Book 2144, Page 690, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Lessor:	Shelly M. Flohr, f/k/a Shelly Willoughby
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 19, 2010
Recorded:	Book 2144, Page 687, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Lessor:	Mark James Willoughby
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 19, 2010
Recorded:	Book 2144, Page 684 Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 18 North. Range 60 West

Section 28: W/2NE/4, SW/4SE/4, N/2SE/4, N/2SE/4SE/4, E/2W/2: Less a portion of the SW/4 Described and Bounded as follows: Beginning at a point on the south line of said SW1/4, 1726.00' N.089"21'56"E.,of the Southwest corner of said SW1/4; thence N 0"10'12" W., for 683.30' to a point; thence N 89"49'49"E., for 660.00' to a point; thence S .0"10'12" E for 677.95' to a point on the south line of the SW1\4 Section 28; thence S 89·21' 56” W for 660,03' along the south line of said SW1/4 to the point of beginning, containing 10.3123 acres, more or less.

Section 29: N1/2NE1/4

Exhibit "A" -4

Lessor:	Dave A. Duello, a married man dealing in his sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 2, 2008
Recorded:	Book 2080, Page 1118, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 4: ALL
Section 8: E/2, N/2NW/4

Lessor:	Wisroth Ranch, Co., a Wyoming Corporation
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 29,2003
Recorded:	Book 17864, Page 1656, Laramie County, WY
Extension of Oil and Gas Lease dated August 25, 2008
Recorded:	Book 2073, Page 1112, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 4: ALL
Section 8: E/2, N/2NW/4

Lessor:	Gross-Wilkinson Ranch, a Wyoming corporation
Lessee:	New Century Production Company, L.L.C.
Dated:	October 3, 2008
Memorandum of Oil and Gas Lease
Recorded:	Book 2087, Page 828, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 5: E/2SW/4

Lessor:	Louise E. Scheel a widow and as Trustee of the Louise E. Scheel Living Trust, dated 6-25-2002
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 22, 2008
Recorded:	Book 2076, Page 1657, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 8: S/2NW/4, SW/4
Section 18: A tract of land in the E/2NE/4, containing 6.5 acres

Exhibit "A" -5

Lessor:	Kathryn Ann Eisenbraun and Paul G. Eisenbraun, wife and husband
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 22, 2008
Recorded:	Book 2080, Page 1121, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 8: S/2NW/4, SW/4
Section 18: NE/4, less a 6.5 acres tract located in the E/2NE/4, described in WD dated 6-20-96

Lessor:	E. Vivian Trompke, f/k/a E. Vivian Bridges and Leonard S. Trompke, wife and husband
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 9, 2008
Recorded:	Book 2080, Page 1133, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Mavis Peterson, a married woman dealing in her sole and separate property and as Heir of the Estate of Floyd Bridges Jr. and Dorothy Mae Bridges, both deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 17, 2008
Recorded:	Book _______, Page _________, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Dale Bridges, a married man dealing in his sole and separate property and as Heir of the Estate of Floyd Bridges Jr. and Dorothy Mae Bridges, both deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 17, 2008
Recorded:	Book 2080, Page 1130, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Lessor:	Alvin Bridges, a married man dealing in his sole and separate property and as Heir of the Estate of Floyd Bridges Jr. and Dorothy Mae Bridges, both deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 17, 2008
Recorded:	Book 2080, Page 1127, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: W/2
Section 18: SE/4

Exhibit "A" -6

Lessor:	Charles T. Fornstrom, aka Charles Thomas Fornstrom and Kathleen Jo Fornstrom, individually, and as husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 21, 2008
Recorded:	Book 2076, Page 1645, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:

TOWNSHIP 14 NORTH, RANGE 60 WEST, 6th P.M.
Section 17: E/2SW/4
Section 18: E/2SW/4
Section 18: SE/4 except 2 parcels of land described as follows:  Parcel (1) Beginning at the SE corner of said Section 18; thence westerly along the South boundary of said Section 18 a distance of 820 feet; thence Northerly, parallel to the East boundary of said Section 18 a distance of 155 feet; thence westerly, parallel to the South boundary of said Section 18 a distance of 156 feet; thence northerly parallel to the East boundary of said Section 18 a distance of 368 feet; thence easterly, parallel to the South boundary of said Section 18 a distance of 976 feet to a point on the East boundary of said Section 18; thence southerly along the East boundary of said Section 18 a distance of 523 feet to the point of beginning.  Said parcel contains 9.97 net acres and is more fully described in book 1122, page 1569. Parcel (2) Beginning at a point 820 feet west of the SE corner of said Section 18 on the south boundary of said Section 18: thence westerly along the south boundary of said Section 18 a distance of 156 feet; thence northerly, parallel to the east boundary of said Section 18 a distance of 155 feet; thence easterly, parallel to the sought boundary of said Section 18 a distance of 156 feet; thence southerly, parallel to the east boundary of said Section 18 a distance of 155 feet to a point of beginning.  Said parcel contains .41 acres and is more fully described in book 1499, page 1153
TOWNSHIP 14 NORTH, RANGE 61 WEST, 6th P.M.
Section 25: NW/4NW/4

Lessor:	Leonard A. Fornstrom, Trustee of the Leonard A. Fornstrom Revocable Trust, U/A/D 6-30-1997, and Leonard A. Fornstrom, Trustee of the Alice E. Fornstrom Family Trust, U/A/D 6-30-1997
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October13, 2008
Recorded:	Book 2096 Page 486, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West Section 17: E/2W/4

Lessor:	Vickie Ley, a widow and as Heir of the Estate of Victor Schwartz, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 11, 2008
Recorded:	Book 2080 Page 1124, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Exhibit "A" -7

Lessor:
Darryl May, a widower, and as the Legal Guardian for McKenna May and Keegan May, both the minor children of Darryl May and Gwendolyn May, and as Heir of the Estate of Gwendolyn May, deceased and as Heir of the Estate of Victor Schwartz, deceased

Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book 2096 Page 492, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Lessor:	Teresa Mercer, a.k.a. Terresa Mercer, a married woman dealing in her sole and separate property and as Heir of the Estate of Victor Schwartz, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book _______ Page ________, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Lessor:	Gaylan Roth, a.k.a. Gaylen May, a married man dealing in his sole and separate property, and as Heir of the Estate of Victor Schwartz, deceased
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 14, 2008
Recorded:	Book 2096 Page 489, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 17: E/2W/4

Lessor:	Kenneth Macy and Angela Macy and Frederick Macy and Bertram Macy, as Joint Tenants.
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 13, 2008
Recorded:	Book 2096 Page 483, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: E/2, less a 14.60 acre tract, as described as exception in warranty deed dated May 9, 2007, in book 2006, page 1558.

Lessor:	Anderson Livestock, Inc.
Lessee:	Edward Mike Davis, L.L.C.
Dated:	November 2, 2008
Recorded:	Book 2096 Page 477, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Part of the NE/4, a 14.60 acre tract, as described as exception in warranty deed dated May 9, 2007, in book 2006, page 1558.

Exhibit "A" -8

Lessor:	Scott L. Vasko and Kristine S. Vasko, husband and wife
Lessee:	Edward Mike Davis, L.L.C.
Dated:	October 13, 2008
Recorded:	Book 2096 Page 480, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), NE/4SW/4

Lessor:	Irene Young, a widow and heir to James Young
Lessee:	Edward Mike Davis, L.L.C.
Dated:	August 29, 2008
Recorded:	Book 2076 Page 1660, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Donald J. Young, Trustee of The Robert Gary Young Trust dated 14 May 1981Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1675, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Donald J. Young, a married man dealing in his sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1678, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Larry W. Young, a.k.a. Lawrence W. Young II, a married man dealing in his sole and separate
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1654, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Exhibit "A" -9

Lessor:	Sharon K. Soderquist, a married woman dealing in her sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1666, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Lana J. Ford, a single woman
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1669, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Judy King, a single woman
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1672, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Peggy Jo Bunger, a married woman dealing in her sole and separate property and as Trustee of the Peggy Jo Bunger Living Trust
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 9, 2008
Recorded:	Book 2076 Page 1648, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Diana K. Simons a.k.a. Diana Simons, a married woman with sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 9, 2008
Recorded:	Book 2076 Page 1651, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

Lessor:	Linda Sue Skirrow, a married woman with sole and separate property
Lessee:	Edward Mike Davis, L.L.C.
Dated:	September 3, 2008
Recorded:	Book 2076 Page 1663, Laramie County, WY
Description:	Insofar and only insofar as the lease covers:
Township 14 North. Range 60 West
Section 19: Lot 3(40.09), Lot 4(40.16), NE/4, E/2SW/4, SE/4

 Exhibit "A" -10